UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2010

UNITED COMMUNITY BANCORP
(Exact Name Of Registrant As Specified In Charter)

United States	0-51800	36-4587081
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

92 Walnut Street,Lawrenceburg, Indiana 47025
(Address Of Principal Executive Offices)(Zip Code)

(812) 537-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)The annual meeting of stockholders of United Community Bancorp was held on November 10, 2010.

(b)The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.The following individuals were elected as directors, for the term reflected below, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes

For a three-year term:
Eugene B. Seitz, II	6,806,392	95,501	493,556
G. Michael Seitz	6,814,736	87,157	493,556
Elmer G. McLaughlin	6,746,632	155,253	493,556

2.The appointment of Clark, Schaefer, Hackett & Co. as the independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
7,291,939	62,899	40,611

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: November 10, 2010	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer